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PEAT MARWICK
Certified Public Accountants

One Mellon Bank Center        Telephone 412 391 9710        Telefax 412 391 8963
Pittsburgh, PA 15219          Telex 7106642199 PMM & CO PGH





             Consent of Independent Certified Public Accountants



The Board of Directors
Mellon Bank Corporation:


We consent to the use of our report incorporated herein by reference.



                                              KPMG PEAT MARWICK

Pittsburgh, Pennsylvania
July 20, 1994